Other gains, net (Tables)	12 Months Ended
Dec. 31, 2025
Other Gains Losses [Abstract]
Summary of Other (losses)/gains, net

	Year ended December 31,
	2023	2024	2025
	RMB’million	RMB’million	RMB’million
Gain on deemed disposal (note i)	-	-	2,373
Dividends from investments	15	17	173
Government grants and tax rebates (note ii)	195	90	59
Fair value change of investments	-	12	49
Net gains/(losses) in relation to equity investments	12	(50)	8
Impairment provision for investment in associates (Note 17)	(23)	(64)	(82)
Gains/(losses) on step-up acquisition arising from business combination	4	29	(6)
Others (note iii)	27	131	58
	230	165	2,632

Note i: As at December 31, 2024, the Group held 10% equity interest in a consortium led by Tencent and the consortium held 20% equity interest in Universal Music Group(“UMG”). With the Group's ability to exercise significance influence on the consortium, the Group accounted for the investment as investments accounted for using equity method. In March 2025, the consortium completed a transfer of the UMG shares held by the consortium to its members through distribution-in-kind. Following the distribution, the Group held directly 2% equity interests in UMG and the Group designated the investment as financial assets at fair value through other comprehensive income. The gain with amount of RMB2,373 million on deemed disposal of investment accounted for using equity method was recognized during the year ended December 31, 2025.

Note ii: There are no unfulfilled conditions or contingencies related to these subsidies.

Note iii: During the years ended December 31, 2023, 2024 and 2025, sharing of ADS service fee with amount of RMB95 million, RMB110 million and RMB57 million, respectively, were included in others.